UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2008

Whitehall Jewelers Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52123	20-4864126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

125 South Wacker Dr., Ste. 2600, Chicago IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 782-6800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 5, 2008, Whitehall issued a press release announcing the postponement of its 2008 Annual Meeting of Stockholders, a copy of which is furnished as Exhibit 99.1.

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements (as such term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include Information relating to the Company that are based on the current beliefs of the Company’s management as well as assumptions made by and information currently available to management, including statements related to the Company's financial results, liquidity, financing activities, and related expectations, estimates and beliefs. When used in this report, the words “believes,” “intent,” “may,” “will” and similar expressions and their variants, as they relate to the Company or the Company’s management, may identify forward-looking statements. Such statements reflect the Company’s judgment as of the date of this report with respect to future events, the outcome of which is subject to certain risks, which may have a significant impact on the Company’s business, operating results or financial condition. These forward-looking statements are based on estimates and assumptions by the Company's management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties. The following list represents some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by these forward-looking statements: (i) the Company's substantial indebtedness; (ii) inability to implement the Company's business strategy and achieve anticipated cost savings in a timely and effective manner; (iii) the value of the Company's inventory; (iv) availability of additional financing; (v) fluctuations of raw material prices and the Company's reliance on a limited number suppliers; (vi) adverse economic conditions; and (vii) the amount of capital expenditures required at the Company's businesses. The foregoing list of important factors is not exclusive. These and other factors are discussed in more detail in the annual report on Form 10-K filed by Whitehall Jewelers Holdings, Inc. on May 16, 2008 under the heading "Item 1A. Risk Factors." In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. Whitehall undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

      99.1     Press release by Whitehall Jewelers Holdings, Inc. dated June 5, 2008.

2

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHALL JEWELERS HOLDINGS, INC.
(Registrant)

By: /s/ ROBERT B. NACHWALTER
Robert B. Nachwalter
Senior Vice President and
General Counsel

Date: June 5, 2008

3

Exhibit Index

99.1     Press release by Whitehall Jewelers Holdings, Inc. dated June 5, 2008.

4